                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No. 333-26205 of Coast Bancorp on Form S-8 of our report dated January 22, 1999, appearing in this Annual Report on Form 10-K of Coast Bancorp for the year ended December 31, 1998.

DELOITTE & TOUCHE LLP
San Jose, California
March 26, 1999